UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

DYNATRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7030 Park Centre Dr., Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 26, 2012, Dynatronics Corporation (the “Company”) dismissed Tanner LLC as the Company’s independent registered public accounting firm.

The dismissal of Tanner LLC and the appointment of Larson & Rosenberger LLP as the Company’s independent registered public accounting firm were made by the Audit Committee of the Company’s Board of Directors. The Company’s Board of Directors also approved the decision to change independent registered public accounting firms.

The reports of Tanner LLC on the Company’s financial statements as of and for the years ended June 30, 2012 and 2011, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2012 and 2011, and the subsequent period through the date of this Report, there were (i) no disagreements with Tanner LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Tanner LLC would have caused them to make reference thereto in connection with this Report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Tanner LLC with a copy of the disclosures made in this Current Report on Form 8-K and requested that Tanner LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Tanner LLC is filed as Exhibit 16.1 to this Form 8-K.

On October 26, 2012, the Company engaged Larson & Rosenberger LLP, as its new independent registered public accounting firm. During the two most recent fiscal years and through October 26, 2012, the Company had not consulted with Larson & Rosenberger LLP regarding any of the following:

(a)
The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Larson & Rosenberger LLP did not provide either a written report or oral advice to the Company that Larson & Rosenberger LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(b)
The subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from Tanner LLC, dated October 30, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATRONICS CORPORATION

By: /s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman and President

Date:  October 30, 2012